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                                  EXHIBIT 10.5

                             AMENDMENT NO. 1 TO THE
                          AIRTOUCH COMMUNICATIONS, INC.
                       1993 LONG-TERM STOCK INCENTIVE PLAN

                   (AS AMENDED AND RESTATED DECEMBER 12, 1996)


         Section 18.14 of the AirTouch Communications Inc. 1993 Long-Term Stock Incentive Plan (the "Plan") is amended, effective as of April 15, 1998, to read as follows:

         "18.14 `Key Employee' means (a) a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate, (b) an Outside Director and (c) a consultant or adviser who provides services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. `Key Employee' also includes a prospective employee of, or consultant or adviser to, the Company, a Parent, a Subsidiary or an Affiliate who receives an Award in connection with an offer of employment with or a request for services from the Company, a Parent, a Subsidiary or an Affiliate. Service as an Outside Director or as an independent contractor shall be considered employment for all purposes of the Plan, except as provided in Sections 4.2 and 4.3."

         Section 17.2 of the Plan is amended, effective as of June 1, 1998, to read as follows:

         "17.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. The Committee is authorized to make amendments to the Plan that relate to the Plan's operation and administration. The Company's Senior Vice President--Human Resources and Corporate Services (or his or her successor), with the approval of the Senior Vice President--Legal and External Affairs and Secretary (or his or her successor), is authorized to make minor or administrative changes to the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan."


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                                    EXECUTION

         To record this amendment to the Plan as set forth herein, AirTouch Communications, Inc. has caused its authorized representative to execute this document this _______ day of __________, 1998.

                                              By
                                                --------------------------------
                                                Brian Jones
                                                Senior Vice President, Human
                                                Resources and Corporate Services


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                                AMENDMENT TO THE
                          EMPLOYEE STOCK PURCHASE PLAN


- Amends the Plan to increase the number of shares authorized for issuance by 5,000,000 to a total of 7,400,000.

- Amends the Plan to provide that, in the event of a change in control (as defined in the 1993 Long-Term Stock Incentive Plan), the last day of the participation period within which the change in control would otherwise occur is accelerated to the last payday immediately preceding the change in control, so that purchases of stock for such participation period will be made on that day.



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                             AMENDMENT NO. 1 TO THE
                          AIRTOUCH COMMUNICATIONS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                   (AS AMENDED AND RESTATED FEBRUARY 1, 1995)


         Section 12(a) of the AirTouch Communications, Inc. Employee Stock Purchase Plan (the "Plan") is amended, effective as of February 12, 1998, to read as follows:

         "(a) Authorized Shares. The aggregate number of shares of Stock available for purchase under the Plan shall be 7,400,000, subject to adjustment pursuant to this Section 12."

         Section 3(a) of the Plan is amended, effective as of February 12, 1998, to read as follows:

         "(a) Participation Periods. While the Plan is in effect, there shall be four Participation Periods in each calendar year. The Participation Periods shall consist of calendar quarters, except that in the event of a `Change in Control' of the Company, as defined in the AirTouch Communications, Inc. 1993 Long-Term Stock Incentive Plan (or the successor to such plan), the last day of the Participation Period in which the Change in Control would otherwise occur shall be accelerated to the last payday immediately preceding the Change in Control."

                                    EXECUTION

         To record this amendment to the Plan as set forth herein, AirTouch Communications, Inc. has caused its authorized representative to execute this document this _______ day of __________, 1998.

                                        By
                                          ------------------------------------
                                          Brian Jones
                                          Senior Vice President, Human
                                          Resources and Corporate Services


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                               RESTATEMENT OF THE
                             AIRTOUCH COMMUNICATIONS
                           DEFERRED COMPENSATION PLAN


This restatement of the Plan:

- Permits new employees to defer their Team Award if they elect to do so within 30 days of their initial participation date.

- Permits participation by former New Vector employees whose accounts were transferred to the Plan in accordance with the Merger Agreement with U S WEST; and allows the New Vector participants to elect a time and form of distribution of their transferred accounts.

- Allows participants in the Long-Term Incentive Program to defer compensation payable under that Program.

- Defines eligible employees to include employees in salary bands D and E whose total cash compensation (base salary and target team award) exceeds a threshold amount established by the Plan administrator.

- Deletes a requirement for an election to receive restoration credits when a participant's compensation exceeds the maximum amount that may be recognized under the qualified Retirement Plan. Participation will be automatic under such circumstances.

- Incorporates the Board's delegation of authority to the C&P Committee to approve amendments that relate to the Plan's operation and administration.

- Provides that in the event of a change in control (as defined in the 1993 Long-Term Stock Incentive Plan), the rate used to credit interest on Plan accounts immediately before the change in control may not be changed for a three-year period, and may never be lower than the 10-year Treasury note rate.

- Deletes obsolete provisions and references to the spin-off of AirTouch from Pacific Telesis.



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                               RESTATEMENT OF THE
                             AIRTOUCH COMMUNICATIONS
                          EXECUTIVE LIFE INSURANCE PLAN


This restatement of the Plan merely updates the plan for changes in terminology since the spin-off of AirTouch from Pacific Telesis.


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                               RESTATEMENT OF THE
                             AIRTOUCH COMMUNICATIONS
                       EXECUTIVE LONG-TERM DISABILITY PLAN


This restatement of the Plan merely updates the plan for changes in terminology since the spin-off of AirTouch from Pacific Telesis.



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                                AMENDMENT TO THE
                             EMPLOYEES PENSION PLAN


- Amends the Plan to preclude any change in the Plan's provisions relating to the treatment of any surplus assets for a three-year period following a change in control (as defined in the 1993 Long-Term Stock Incentive Plan).


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                     REVISION AMENDMENT FOR THE PENSION PLAN


- Amends the Plan to permit a reversion of surplus assets to the Company as long as the surplus is used for "retirement purposes."



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                             AMENDMENT NO. 3 TO THE
                             AIRTOUCH COMMUNICATIONS
                             EMPLOYEES PENSION PLAN

                    (AS AMENDED AND RESTATED JANUARY 1, 1995)


         Section 15.01 of the AirTouch Communications Employees Pension Plan (the "Plan") is amended, effective as of February 12, 1998, by adding a new paragraph to read as follows:

         "Notwithstanding the foregoing provisions of this Section 15.01, during the three-year period following any `Change in Control' of the Company, as defined in the AirTouch Communications, Inc. 1993 Long-Term Stock Incentive Plan (or the successor to such plan), the Plan's provisions relating to the treatment of any surplus assets at Plan termination, as in effect immediately prior to the Change in Control, may not be amended."


                                    EXECUTION

         To record this amendment to the Plan as set forth herein, AirTouch Communications, Inc. has caused its authorized representative to execute this document this _______ day of __________, 1998.

                                        By
                                          -------------------------------------
                                          Brian Jones
                                          Senior Vice President, Human
                                          Resources and Corporate Services


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         Section 15.02 of the Plan is amended, effective as of ________________, to read as follows:

         "15.02 Effect of Termination. In the event of termination or partial termination of the Plan, the rights of all Participants to benefits accrued to the date of such termination or partial termination, to the extent funded, shall be nonforfeitable. The entire Pension Fund or the portion of the Pension Fund allocable to a partial termination, whichever is applicable, shall be applied in the manner set forth in section 4044 of ERISA and in any Plan amendment adopted in connection with such termination or partial termination. In the event that any balance remains in the Pension Fund after such allocation upon termination of the Plan, the balance shall be applied solely for pension purposes in an equitable manner consistent with the purposes of the Plan. At the Company's discretion, all or part of any such remaining balance may be reverted to the Company or the Participating Companies; provided that the amount reverted, net of taxes, must be used (including over a period of time) to provide retirement benefits of any type for employees and former employees of the Company, its subsidiaries and affiliates and their beneficiaries."



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                                AMENDMENT TO THE
                       SUPPLEMENTAL EXECUTIVE PENSION PLAN


- Amends the Plan to delete Section 8, which currently provides for the forfeiture of Plan benefits if the participant is discharged for cause (undefined) or has "engaged in misconduct in connection with his or her employment."

- Amends the Plan to provide that if, following a change in control (as defined in the 1993 Long-Term Stock Incentive Plan), a participant's employment terminates under circumstances that trigger change-of-control-related severance payments under his or her employment agreement, then the participant is treated as an "Executive" under the Plan for the remainder of his or her Plan participation and is deemed to have satisfied all age and service requirements for eligibility to receive any benefit. Treatment as an "Executive" makes some benefit reduction provisions inapplicable and makes the participant eligible to receive cost of living increases under the Plan if they are also granted under the Pension Plan.



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                             AMENDMENT NO. 1 TO THE
                             AIRTOUCH COMMUNICATIONS
                       SUPPLEMENTAL EXECUTIVE PENSION PLAN

                     (AS AMENDED AND RESTATED APRIL 1, 1994)


         Effective as of February 12, 1998, Section 8 of the AirTouch Communications Supplemental Executive Pension Plan (the "Plan") is deleted, and is replaced in its entirety by the following new provision:

         "SECTION 8.  CERTAIN TERMINATIONS FOLLOWING A CHANGE IN CONTROL.

         "Notwithstanding any other provision of the Plan, if a Participant's employment terminates under circumstances that trigger severance payments under the change of control provisions of his or her employment agreement, then (a) the Participant shall be treated as an Executive for all purposes under the Plan, and (b) the Participant shall be deemed to have satisfied all age and length-of-service requirements for eligibility to receive any benefit under the Plan."

                                    EXECUTION

         To record this amendment to the Plan as set forth herein, AirTouch Communications, Inc. has caused its authorized representative to execute this document this _______ day of __________, 1998.

                                        By
                                          -----------------------------------
                                          Brian Jones
                                          Senior Vice President, Human
                                          Resources and Corporate Services